Income Taxes - Deferred income taxes (Details) - USD ($)	May 31, 2019	Aug. 31, 2018	Aug. 31, 2017
Deferred tax assets:
Net operating loss carryforward	$ 136,721	$ 131,871	$ 174,156
Capitalized research and development	0	0	998
Research and development credit carry forward	1,963	1,963	1,963
Total deferred tax assets	138,684	133,834	177,117
Less: valuation allowance	(138,684)	(133,834)	(177,117)
Net deferred tax asset	$ 0	$ 0	$ 0